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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 26, 2004



                              AETHER SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Delaware                     000-27707                 52-2186634
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                    Number)             Identification No.)


                              11500Cronridge Drive
                                    Suite 110
                          Owings Mills, Maryland 21117
          (Address of Principal Executive Offices, including Zip Code)



                                 (410) 654-6400
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events

     On February 26, 2004, Aether announced the retention of Friedman, Billings, Ramsey & Co., Inc. as its strategic advisor. A copy of the press release announcing the arrangement is furnished as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1: Press Release of Aether Systems, Inc., dated February 26, 2004.



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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 26, 2004.

                                                    AETHER SYSTEMS, INC.


                                                       /s/ Davis S. Oros
                                                    ----------------------------
Date: February 26, 2004                             By:  David S. Oros
                                                    Its: Chief Executive Officer